UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2005

General Growth Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312.960.5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on November 12, 2004, General Growth Properties, Inc. (the "Company"), together with several of its subsidiaries (collectively, the "Borrowers"), entered into an Amended and Restated Credit Agreement (the "2004 Credit Facility") with a syndicate of banks and other entities (collectively, the "Lenders"). The Borrowers and the Lenders amended the 2004 Credit Facility on June 29 and June 30, 2005.

In general, these amendments accomplish two things. First, the amendments lower the interest rate applicable to the four-year $2 billion term loan portion (the "Tranche B Term Loan") of the 2004 Credit Facility from LIBOR plus 2.25% to LIBOR plus 2.00%. As a result of principal payments, the outstanding principal amount of the Tranche B Term Loan was $1.990 billion as of June 30, 2005. Giving effect to the interest rate reduction on the Tranche B Term Loan, as of June 30, 2005, the 2004 Credit Agreement bears interest at a weighted-average rate of LIBOR plus approximately 2.16%.

Second, the amendments to the 2004 Credit Facility clarify and confirm the intent of the Borrowers and the Lenders with respect to a number of provisions, as well as accomplish several technical revisions which facilitate the application of the provisions of the 2004 Credit Facility to the Company’s business. These amendments are effective as if originally set forth in the 2004 Credit Facility as of November 12, 2004.

The amendments did not change the currently outstanding principal amount or the terms of payment of the 2004 Credit Facility, nor did they change the terms under which the 2004 Credit Facility may be accelerated.

Reference is made to the amendments to the 2004 Credit Facility filed as Exhibits 10.3 and 10.4, which are hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 $7,295,000,000 Amended and Restated Credit Agreement among General Growth Properties, Inc., GGP Limited Partnership and GGPLP L.L.C, as Borrowers, the Several Lenders from Time to Time Parties hereto, Lehman Brothers Inc., Banc of America Securities LLC, Credit Suisse First Boston and Wachovia Capital Markets, LLC, as Arrangers, Bank of America, N.A.and Credit Suisse First Boston, as Syndication Agents, Eurohypo AG, New York Branch, as Documentation Agent, Lehman Commercial Paper Inc., as Tranche B Administrative Agent, and Wachovia Bank, National Association, as General Administrative Agent dated as of November 12, 2004 (previously filed)

10.2 First Amendment

10.3 Second Amendment

10.4 Third Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Growth Properties, Inc.

July 6, 2005	By:	Bernard Freibaum

Name: Bernard Freibaum
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.2	Amendment One
10.3	Amendment Two
10.4	Amendment Three